UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2009


                         TRI CITY BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)


        Wisconsin                        0-9785                39-1158740
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)          Identification No.)

       6400 South 27th Street
        Oak Creek, Wisconsin                                  53154
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(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (414) 761-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     The information in this report, including the exhibits attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On or about July 30, 2009, Tri City Bankshares Corporation mailed a report to its shareholders regarding operating results for the quarter period ended June 30, 2009 and 2008. A copy of the report is attached as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (d)  Exhibits

           Exhibit No.                              Description
           -----------                              -----------
             99.1 Report to shareholders with quarterly financial information and Management comments

FORWARD-LOOKING STATEMENTS
--------------------------

With the exception of historical information, the statements set forth in this Report and the accompanying Exhibit 99.1 may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. "Forward-looking statements" are those statements that speak of the Corporation's plans, goals, beliefs or expectations, refer to estimates or use similar terms. Future filings by the Corporation with the Securities and Exchange Commission, and statements other than historical facts contained in written material, press releases and oral statements issued by, or on behalf of the Corporation may also contain forward-looking statements. Forward-looking statements are subject to significant risks and uncertainties and the Corporation's actual results may differ materially from the results discussed in such forward-looking statements. Factors that might cause actual results to differ from the results discussed in forward-looking statements include, but are not limited to, the factors set forth in Item 1A of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2008, which item is incorporated herein by reference. All forward-looking statements contained in this report or which may be contained in future statements made for or on behalf of the Corporation are based upon information available at the time the statement is made and the Corporation assumes no obligation to update any forward-looking statement.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 30, 2009                            TRI CITY BANKSHARES CORPORATION
      --------------------
                                                By: /s/Thomas W. Vierthaler
                                                   ----------------------------
                                                   Thomas W. Vierthaler
                                                   Vice President & Comptroller
                                                   (Chief Accounting Officer)